UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017 (January 19, 2017)

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 19, 2017, Koppers Holdings Inc., Koppers Inc., a wholly-owned subsidiary of Koppers Holdings Inc., and certain of the subsidiaries of Koppers Inc. named therein (collectively with Koppers Holdings Inc., the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”) relating to the issuance and sale by Koppers Inc. of $500 million aggregate principal amount of Koppers Inc.’s 6.00% Senior Notes due 2025 (the “Notes”). The Notes will be issued by Koppers Inc. pursuant to an Indenture to be entered into among Koppers Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee. Subject to customary market and other conditions set forth in the Purchase Agreement, the Notes will be sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside of the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Purchase Agreement includes customary representations, warranties and covenants by Koppers Inc. and the Guarantors. Under the terms of the Purchase Agreement, Koppers Inc. and the Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities. The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and this description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 8.01.	Other Events.

On January 20, 2017, Koppers Holdings Inc. issued a press release announcing the pricing of the Notes offered by its wholly-owned subsidiary, Koppers Inc.

A copy of the press release is attached to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

1.1	Purchase Agreement, dated as of January 19, 2017, among Koppers Inc., Koppers Holdings Inc., the other guarantors party thereto, and Wells Fargo Securities, LLC, as representative of the initial purchasers named therein.

99.1	Press Release, dated January 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2017

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer

EXHIBIT INDEX

Number	Description

1.1	Purchase Agreement, dated as of January 19, 2017, among Koppers Inc., Koppers Holdings Inc., the other guarantors party thereto, and Wells Fargo Securities, LLC, as representative of the initial purchasers named therein.

99.1	Press Release, dated January 20, 2017.